UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   □

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 23, 2018 (the “Annual Meeting”), shareholders voted on the three proposals set forth below. For more information on the proposals, please see the 2018 Proxy Statement, the relevant portions of which are incorporated herein by reference.

As of March 26, 2018, the Company’s record date for the Annual Meeting, there were a total of 118,115,818 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 100,333,100 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

1.        With respect to the election of the ten nominees to the Board of Directors (the “Board”) of the Company for one-year terms expiring at the annual shareholders’ meeting to be held in 2019, the votes were cast for the proposal as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Maxine Clark	92,674,519	397,223	7,261,358
Alan D. Feldman	91,660,602	1,411,140	7,261,358
Richard A. Johnson	87,099,611	5,972,131	7,261,358
Guillermo G. Marmol	92,726,308	345,434	7,261,358
Matthew M. McKenna	92,096,131	975,611	7,261,358
Steven Oakland	90,655,119	2,416,623	7,261,358
Ulice Payne, Jr.	92,676,673	395,069	7,261,358
Cheryl Nido Turpin	91,869,646	1,202,096	7,261,358
Kimberly Underhill	92,682,021	389,721	7,261,358
Dona D. Young	91,234,488	1,837,254	7,261,358

Based on the votes set forth above, each of the ten nominees to the Board was duly elected. As previously announced, Jarobin Gilbert, Jr. retired as a member of the Board effective May 23, 2018.

2.        With respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,065,709	4,846,669	159,364	7,261,358

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

3.        With respect to the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions
98,362,771	1,815,805	154,524

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was duly ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
Date: May 24, 2018	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke Title: Senior Vice President, General Counsel and Secretary